SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 29, 2001
                        (Date of earliest event reported)


                                  NAVTECH, INC.
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               (Exact name of Registrant as specified in charter)


             Delaware                 0-15362                  11-2883366
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(State or other jurisdiction    (Commission File No.)        (IRS Employer
                                                          Identification Number)


             2340 Garden Road, Suite 102, Monterey, California 93940
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               (Address of principal executive offices)      (Zip Code)



       Registrant's telephone number, including area code: (519) 747-9883

     On January 29, 2001, Navtech, Inc. appointed Derek Dawson as its Executive Vice President, Business Development. In his new role, Mr. Dawson's responsibilities will include pursuing and developing strategic acquisitions and alliances. Mr. Dawson will also serve as the Managing Director of Airware Solutions Inc., a developer of crew scheduling software recently acquired by Navtech. In order to undertake his duties for Airware and in connection with pursuing and developing other acquisitions, Mr. Dawson will no longer be serving as Navtech's President and Chief Operating Officer.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     NAVTECH, INC.

DATED:  February 6, 2001
                                                      By:/s/ David Strucke
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                                                         David Strucke
                                                         Chief Financial Officer